UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒                                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CRESTWOOD EQUITY PARTNERS LP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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    P.O. BOX 8016, CARY, NC 27512-9903

Crestwood Equity Partners LP

Important Notice Regarding the Availability

of Proxy Materials

Holders Meeting to be held on

May 12, 2022

For Holders of record as of March 21, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CEQP

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/CEQP

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 02, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/CEQP	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Crestwood Equity Partners LP
Meeting Type: Annual Meeting of Holders
Date:	Thursday, May 12, 2022
Time:	2:00 PM, Central Time
Place:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/CEQP to register to attend.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CEQP

SEE REVERSE FOR FULL AGENDA

Crestwood Equity Partners LP

Annual Meeting of Holders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 4

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.

To elect the three directors named in this proxy statement to serve as Class I directors on the board of directors (the “Board of Directors” or the “Board”) of our general partner, Crestwood Equity GP, LLC (the “General Partner”) until the 2025 annual meeting of unitholders or until their respective successors are elected and qualified

1.01 Warren H. Gfeller

1.02 Janeen S. Judah

1.03 John J. Sherman

2.	To approve, on a non-binding advisory basis, our named executive officer compensation.

3.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on our named executive officer compensation.

4.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Partnership for the fiscal year ending December 31, 2022.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.